Investor Presentation May 2024

Disclaimer Forward-Looking Statements The presentation includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of U.S. federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Greenidge Generation Holdings Inc. (together with its subsidiaries, “Greenidge” or the “Company”). These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this presentation include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future, such as statements concerning (i) the development of facilities in Arkansas, British Columbia, Georgia, Mississippi, New York, North Dakota, South Carolina, Tennessee, Texas or elsewhere, (ii) future mining capacity, (iii) future electrical capacity and (iv) future liquidity are forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2023 and in our subsequently filed Quarterly Reports on Form 10-Q. Consequently, all of the forward-looking statements made in this presentation are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this presentation. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements in this presentation reflect management’s current view and Greenidge does not assume any duty to update or revise any forward-looking statements included in this presentation, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, except to the extent that disclosure may be required by law. No representations, express or implied, are made as to the accuracy or completeness of any forward-looking statements, estimates or projections or with respect to any other materials herein and Greenidge disclaims any liability with respect thereto. Use of Non-GAAP Information Certain non-GAAP operating performance measures of EBITDA (earnings before interest, taxes and depreciation and amortization) are set forth in this presentation. This non-GAAP financial measure is a supplement to and not a substitute for or superior to Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information is useful in evaluating Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of this non-GAAP financial measure is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with U.S. GAAP. A reconciliation of the non-GAAP financial measures to U.S. GAAP results is included herein. Third Party Information Certain information contained herein refers to or has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Greenidge or any of its affiliates, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although Greenidge believes the sources are reliable, it has not independently verified the accuracy or completeness of data from such sources. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only; there can be no assurance that such conditions will actually occur or result in positive returns. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein. The recipient should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation. The recipient should consult its own counsel, tax advisors and financial advisors as to legal and related matters concerning the matters described herein. By reviewing this presentation, the recipient confirms that it is not relying upon the information contained herein to make any decision. This presentation does not purport to be all-inclusive or to contain all of the information that the recipient may require to make any decision. © Greenidge Generation Holdings Inc. 2

Executive Summary

About Greenidge

Greenidge currently builds, maintains and operates data centers focused on bitcoin mining, along with related power and electric infrastructure. Our team's knowledge of electricity markets and power plants make us a market leader in the construction and operation of data centers.

Revenue Sources

- Hosting
- Self-Mining
- Wholesale Power

Incremental Revenue

- EPCM/ Pod Sales
- AI/Data Center

By the Numbers

April 2024 Mining, Hosting and Energy Capacity[1]

Hosting	Self-Mining	Power Generation
1.8 EH/S	1.2 EH/S[2]	104 MW

409 Bitcoins
2024 YTD Bitcoins Produced[3]

Current Miners in Operation

- Dresden: **2,400 (owned); 17,800 (hosted)**
- North Dakota: **2,160 (owned)**
- Conifex: **750 (owned)**
- Core[4]: **4,000 (owned)**

Power Capacity[5]

- Total Current Capacity: **122 MW**[6]
- Near-Term Expandable Capacity: **84 MW**
- Total Near-Term Capacity: **206 MW**
- Total Long-Term Capacity: **456 MW**

Note: All figures approximated

1. Rated hash rate as of April 2024; represents owned and hosting capacity including miners not yet installed.
2. ~300 PH/s of self-mining capacity idled from end of November through March 2024 due to contractual third-party hosting constraints, but GREE has re-deployed miners in lower cost locations.
3. Through 3/31/2024.
4. ~2,400 miners will be moved to Greenidge-owned Mississippi facility in June 2024.
5. See Slide 6 "Our Current Footprint" for additional details concerning near-term expandable capacity and long-term capacity.
6. Power capacity represents the maximum available power service without third party service level upgrades, and is not representative of bitcoin mining, hosting, or data center equipment installed.

GREENIDGE GENERATION

© Greenidge Generation Holdings Inc.

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Our History 5 Corporate Timeline Note: All figures approximated 1. Total hashrate capacity of all customer and owned bitcoin mining equipment. 2014 Greenidge purchases first facility in Dresden, NY 0.0 EH / S 2018 Greenidge launches Bitcoin operations 0.0 EH / S 2021 Greenidge executes plan to achieve NASDAQ listing 1.4 EH / S 2022 4.0 EH / S 2023 Debt Reduction  Restructurings  Asset Sales 3.0 EH / S(1) 2024 3.0 EH / S(1) Repositioning  Acquisition of strategic sites / power capacity  SG&A Reductions © Greenidge Generation Holdings Inc.

Greenidge’s Unique Capabilities 6  Significant base of knowledge relating to 24/7 continuous operation, mining hardware repair, thermal/noise management and miner optimization by an experienced team of employees  R&D capability focused on mining hardware reliability and racking solutions  Experience in sourcing latest generation highly efficient miners from key OEMs  Active development pipeline of new sites – pursuit of incremental stranded electrical assets We know how to run industrial assets and have a strong network of experts in the field who are committed to pursuing operational excellence to drive long-term results at Greenidge Key Results Higher uptime Reduced infrastructure capex Lower variable costs © Greenidge Generation Holdings Inc. Operational Excellence

Q4 2023 Financials & Q1 2024 Estimates 7 Q4 2023 Results(1) Q1 2024 Results(1) 1. Q4 2023 results are as presented in the Company’s 2023 10-K filing. Q1 2023 results represent the middle of the Company’s preliminary earnings range. See Slide 26 for the full Q1 2024 preliminary earnings range. See Slide 26 for a reconciliation of GAAP metrics for Q1 2024. See the Company’s 2023 10-K and 10-Q filings for a reconciliation of GAAP metrics. 2. Adjusted net income represents net income from continuing operations (excluding depreciation and stock-based compensation). 3. Adjusted SG&A is adjusted to exclude stock compensation and more accurately reflect the Company’s cash spending. Cost Structure Optimization Underway $7 million improvement FY’23 SG&A Spend(3): $23.8 million Next 12M estimated SG&A Spend(3): $16.7 million  Total revenue of $19.6 million  Cryptocurrency datacenter self-mining revenue of $7.2 million  Cryptocurrency datacenter hosting revenue of $10.7 million  Power and capacity revenue of $1.7 million  Adjusted net income of $6.8 million(2)  Net income of $2.7 million  EBITDA of $8.9 million  Adjusted EBITDA of $3.6 million  Total revenue of $19.2 million  Cryptocurrency datacenter self-mining revenue of $7.1 million  Cryptocurrency datacenter hosting revenue of $9.1 million  Power and capacity revenue of $3.0 million  Adjusted net income of $0.8 million(2)  Net loss of $3.6 million  EBITDA of $1.4 million  Adjusted EBITDA of $2.6 million © Greenidge Generation Holdings Inc.

Our Current Footprint 8  8.5 MW (4) (5)  2,400 Miners  330 PH  Expandable to 32.5 MW Columbus(1)  2 MW (4)  750 Miners  80 PH  Expandable Conifex  12 MW(4)  4,000 Miners  500 PH CORE (1)  7.5 MW (4)  2,200 Miners  200 PH  EPCM Contract Underwood Dresden(2)  104 MW(4)  20,000 Miners  2,080 PH 1. Columbus property purchase closed in April 2024, 2,400 miners will be moved from CORE. 2. Represents miners hosted by Greenidge for third parties as well as for self-mining. 3. GREE closed agreement to sell 25 acres of the Spartanburg property to NYDIG in 2023. 4. Represents existing owned and contracted power capacity. 5. Includes 1.5 MW of potential service upgrades not requiring third party or utility upgrades. Spartanburg(3) Near Term  60 MW access by June 2025  Datacenter development or sale Longer Term  Request for 250 MW  Datacenter development or sale 150 acres of land for development © Greenidge Generation Holdings Inc. Owned and Operational Sites Our Miners Hosted at Third Party Host Site Expandable Owned Sites Key Leased Sites GREE’s controlling shareholder owns and operates 350+ industrial facilities across the globe with access to low-cost power sources

Greenidge's Evolution & Competitive Advantages 9 Datacenter buildout and operational capabilities Derisked balance sheet with 2023 restructurings and optimized SG&A structure Diversified, attractive revenue mix with significant upside potential Experienced operators of industrial assets Cryptocurrency datacenter and power generation leaders Network of potential datacenter, hosting and self-mining sites and customers with opportunities on which we are executing Solutions provider, connecting customers in need of power with stranded assets What Greenidge Was Greenidge’s Value Proposition Today Greenidge Highlights Excessively levered balance sheet with expensive debt and inefficient SG&A cost structure 100% self-mining revenue (entirely beholden to price of bitcoin) Growing real estate portfolio and power access © Greenidge Generation Holdings Inc.

What Makes Greenidge Unique? 10 Real Estate Network Power Expertise Actionable Pipeline of Sites with Untapped Value © Greenidge Generation Holdings Inc.

The New Greenidge Playbook for Value Creation 11 Find Sites with Current / Future Access to Significant Low-Cost Power Acquire Site Determine Best Use For Property and Maximize Power Capacity Option 2: Bitcoin MiningOption 1: GPU Datacenter for AI/HPC a) Add power infrastructure + build datacenter  sale or rent data center b) Add power infrastructure  sale with / without partners c) Immediate sale a) Hosting or Self-Mining b) Add power infrastructure  sale or rent property c) Immediate sale Spartanburg, SC: GPU Datacenter for AI / HPC Columbus, MS: Bitcoin Self-Mining and / or Hosting Execution of Playbook © Greenidge Generation Holdings Inc.

Factors Enabling Greenidge To Execute Playbook 12 No reliance on third party power Access to some of the lowest cost natural gas in North America Captive Low-Cost Power and Growing Footprint Dresden Potential Other SitesEngineers and electricians on staff with a proven ability to build and operate highly efficient mines Chosen partner of NYDIG, Bitmain and Foundry Proven Power Plant and Mining Expertise with Network of Actionable Sites Access to potential other sites through Controlling Shareholder A Leverage operational DNA to grow stable income stream from datacenter hosting/development of sites Partnership with Infinite Reality will provide access to future datacenter clients Pilot Program represents first foray into the datacenter and AI space Developing Datacenter Capacity for AI Access to upside in Bitcoin through deployment of self- mining fleet in low-cost environments Hosting arrangement limits downside risk while allowing for participation in Bitcoin upside Future EPCM and GREE Pod revenue require limited capital investment Improved Balance Sheet with Diverse Revenue Sources Mississippi South Carolina North Dakota © Greenidge Generation Holdings Inc.

Greenidge’s Full Suite of Offerings 13 EPCM AI / Data Center PowerSelf-Mining Hosting Pod Sales © Greenidge Generation Holdings Inc.

Greenidge's Recent Accomplishments

1. Continuing Progress on AI Initiatives

- ☑ Commenced Partnership with Infinite Reality
- ☑ Initiated Orders for Pilot Program

2. Diversify Through Acquisitions and Best-In-Class Site Buildouts

- ☑ South Carolina
  Prior to NYDIG sale, expanded site by 30 MW and deployed 8,600 miners in 3 months. Agreement for future access to 60 MW for remaining parcel.
- ☑ North Dakota
  Constructed and commissioned 7.5 MW of capacity site in 2 months, while designing 30 MW mining site at facility.
- ☑ GREE Pods
  Design top-class air pods holding 792 miners per pod.
- ☑ Mississippi
  Purchased 12-acres and 73,000 sq ft warehouse for $1.45mm with up to 32.5 MW and currently on track to deploy 8 MW within 2 months of closing.

3. Debt and Cost Reduction Efforts

- ☑ NYDIG Restructuring
  Eliminated $74.4 million of debt in 2023.
- ☑ B. Riley Restructuring
- ☑ SG&A Reduction(1)
  Reduced projected Annual SG&A by over $7 million going forward, representing a 30% improvement.

4. Strategic Growth Opportunities (Ongoing)

- ☑ Evaluate potential mergers or partnerships
- ☑ Increase future access to power
- ☑ Continue site purchases

1. *Adjusted SG&A is adjusted to exclude stock compensation and more accurately reflect the Company's cash spending.*

GREENIDGE GENERATION
© Greenidge Generation Holdings Inc.
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1.

Continuing Progress of AI Initiative

Current State: Limited Power Supply for AI

The New York Times [1]

*"In a middle-ground scenario, **by 2027 A.I. servers could use between 85 to 134 terawatt hours (Twh) annually**. That's similar to what Argentina, the Netherlands and Sweden each use in a year, and is about 0.5 percent of the world's current electricity use."*

Forbes [2]

*"According to estimates from the federal Energy Information Administration, U.S. miners of Bitcoin used 70 terawatthours to power their datacenters last year. That's merely **10% of the electricity that A.I. might be drawing in 2030**."*

The Washington Post [3]

*"The nation's **2,700 data centers sapped more than 4 percent of the country's total electricity in 2022**, according to the International Energy Agency. Its projections show that by 2026, they will consume 6 percent. Industry forecasts show the centers eating up a larger share of U.S. electricity in the years that follow…"*

Greenidge is the Solution

- ☑ Proven operators with in-house engineering and electrical capabilities having successfully designed, built and operated over 4 EH/s of bitcoin mining data center operations and over 160 MW of power infrastructure at multiple locations
- ☑ Blueprint to execute on buildouts with new partners for data center capabilities; partnership already inked with Infinite Reality
- ☑ Greenidge has strong relationship with its controlling shareholder who has access to potentially actionable sites

GREENIDGE GENERATION

1. See: "A.I. Could Soon Need as Much Electricity as an Entire Country." https://www.nytimes.com/2023/10/10/climate/ai-could-soon-need-as-much-electricity-as-an-entire-country.html
2. See: "Jerry Jones Bet Big On Natural Gas Last Week — The Rise Of Energy Hungry A.I. Means You Should Too" https://www.forbes.com/sites/christopherhelman/2024/03/28/jerry-jones-bet-big-on-natural-gas-last-week---the-rise-of-energy-hungry-ai-means-you-should-too/?sh=34b4fda6e018
3. See: "Amid explosive demand, America is running out of power." https://www.washingtonpost.com/business/2024/03/07/ai-data-centers-power/

© Greenidge Generation Holdings Inc.
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1. Case Study: Infinite Reality Data Center

Situation Overview

GREENIDGE GENERATION

- Access to power assets convertible into data centers through existing sites
- Network of potential stranded power assets through Controlling Shareholder

INFINITE REALITY

- High demand for power to support rapid growth of Infinite Reality
- Existing power options (e.g. AWS) are prohibitively expensive

Significant Opportunity for Mutual Growth

GREENIDGE GENERATION

- ☑ Data center multiples are extremely robust (~20x / EBITDA)
- ☑ Blueprint for future buildouts with new partners
- ☑ Further diversify revenue base

INFINITE REALITY

- ☑ Cheaper option to power AI needs and support business growth
- ☑ ROFR on GREE sites; runway for continued expansion

In 2023, GREE and Infinite Reality commenced a partnership including a share swap in which GREE will provide GPU access to Infinite Reality clients in exchange for a profit share

GREENIDGE GENERATION
© Greenidge Generation Holdings Inc.
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Diversify Through Acquisitions and Best-In-Class Site Buildouts 17 Strategic Actions to Strengthen Revenue and Asset Diversity We have diversified our revenue mix and expanded our asset base to favorable geographies 2. Greenidge deployed 2,100 miners on site with 7.5 MW power capacity lease in North Dakota; additional upside from EPCM projects Underwood, North Dakota Greenidge secured right to develop up to 60 MW of low-cost power on its South Carolina property, following a previous build out of 44 MW of mining on same site Spartanburg, South Carolina Greenidge purchased 12 acres with potential future development capability of up to 32.5 MW of power capacity in Mississippi and is in the process of deploying 7 MW of miners in Q2 Columbus, Mississippi Greenidge substantially increased mining efficiency at Dresden through improvements to GREE pods, while commencing pilot GPU datacenter program Dresden, New York © Greenidge Generation Holdings Inc.

18 Diversify Through Acquisitions and Best-In-Class Site Buildouts (Cont.)2. Existing Diversified Revenue Mix By leveraging both hosting arrangements and installing its own miners, Greenidge benefits from augmented revenue mix while simultaneously able to participate in Bitcoin upside GREE is also in the process of developing datacenter capacity for AI with Infinite Reality for 2024, which we expect to add incremental revenue diversity and flexibility Upside through percentage earned of gross profit Diversified source of revenue Hosting: 47% Revenue (Q1’24) Alternate source of revenue during weak Bitcoin economic environments or favorable energy prices Energy: 16% Revenue (Q1’24) Self-Mining: 37% Revenue (Q1’24) Opportunity for rapid growth Full upside exposure to Bitcoin price © Greenidge Generation Holdings Inc.

19 3. De-Leveraging Efforts Total Debt as of December 2022 Net Debt as of April 2024 $157 mm $58 mm Less: $10mm Less: $75mm Less: $14mm Increased Cash Position Eliminated B. Riley Debt Eliminated NYDIG Debt $72 mm Total Debt as of April 2024 Since December 2022, restructuring efforts have substantially derisked Greenidge’s balance sheet to reduce total debt by 54% © Greenidge Generation Holdings Inc.

Strategic Growth Opportunities 20 Reduced Debt Since December 2022, restructuring efforts have substantially derisked Greenidge’s balance sheet to reduce total debt by 54% Inventory of Equipment for Electrical Upgrades / Buildouts Reduced SG&A $7 million SG&A improvement from FY’23 to next 12 months Improved Real Estate Portfolio Key milestones achieved at South Carolina, Mississippi, North Dakota and Dresden Sites 4. Evaluating Opportunities for Land Acquisitions / Leases AI / GPU Hosting / Infrastructure Services Development of Properties Hosting GREE Pod Sales Self-Mining EPCM Services AI / HPC Datacenters Property Sales Greenidge Today Greenidge is Positioned for Growth © Greenidge Generation Holdings Inc.

Greenidge is Undervalued vs. Competitors 21 Mining Peer Comparables(1) (TEV / MW Comparison) 1. Reflects current installed capacity of power assets. Source: FactSet as of April 10, 2024 0.3x 0.5x 0.7x 0.7x 0.8x 1.4x 1.6x 2.0x 2.0x 2.2x 2.5x 3.5x 4.0x 4.4x 5.4x 9.1x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x Greenidge trades significantly below the median of its peer set (0.5x versus 2.0x) © Greenidge Generation Holdings Inc.

Appendix

How Does Greenidge Make Money Self-Mining? 23 Greenidge validates transactions here Greenidge receives payments for mining and transaction fees here Once verified the transactions are consolidated to form a data block Transaction created fee offered to bitcoin miners for validating their transaction 1 4 The transaction is broadcast to peer-to-peer computers known as nodes 2 New block is added to existing blockchain in a way that is permanent and unalterable 5 Miners validate the transaction and the user’s status using known algorithms Transaction is verified and 6.25 bitcoin + transaction fees are awarded for solving 3 6 © Greenidge Generation Holdings Inc.

How Does Greenidge Make Money Self-Mining? (Cont.) 24 Electricity Equipment efficiency Other direct cost of sales Variable costs Global mining rewards (including transaction fees) Bitcoin price Network hashrate Greenidge hashrate xx LESS x Greenidge controls Greenidge does not control Margin = Rewards Less Costs x © Greenidge Generation Holdings Inc.

How Does Greenidge Make Money on Hosting? 25 How Does Greenidge Make Money on Hosting? Greenidge is reimbursed for all power costs at hosting sites Greenidge may also earn fees in exchange for developing future customer sites Extendable to datacenter and AI applications Greenidge shares in its customers’ success through a profit share mechanism Greenidge earns a monthly service fee for operating miners for its customers 1 2 % of Miner Gross Profit Fee Structure Additional Hosting Highlights © Greenidge Generation Holdings Inc.

Reconciliation of Non-GAAP Metrics 26 Preliminary Results Range First Quarter 2024 Amounts denoted in millions Low Mid High Net income (loss) from continuing operations $ (4.1) $ (3.6) $ (3.1) Interest expense, net 1.8 1.8 1.8 Depreciation and amortization 3.2 3.2 3.2 EBITDA from continuing operations $ 0.9 $ 1.4 $ 1.9 Stock-based compensation 1.1 1.1 1.1 Adjusted EBITDA from continuing operations $ 2.1 $ 2.6 $ 3.1 Net income (loss) from continuing operations $ (4.1) $ (3.6) $ (3.1) Depreciation and amortization 3.2 3.2 3.2 Stock-based compensation 1.1 1.1 1.1 Adjusted net income from continuing operations $ 0.3 $ 0.8 $ 1.3 © Greenidge Generation Holdings Inc.